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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  December 21, 1998
                                                       --------------------



                             AIMCO Properties, L.P.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                    0-24497            84-1275621
--------------------------------    -------------     -------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)       File Number)     Identification No.)


   1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO         80222-4348
-----------------------------------------------------     -------------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (303) 757-8101
                                                          -------------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  OTHER EVENTS

         On November 3, 1998, AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO Properties"), a subsidiary limited partnership of Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), entered into an Acquisition and Contribution Agreement and Joint Escrow Instructions with Calhoun Beach Associates II Limited Partnership to acquire a multifamily residential property located in Minneapolis, Minnesota (the "Property"). Although no assurance can be given, this transaction is scheduled to close in December, 1998. The purchase price is $77.125 million, consisting of the assumption of $53.5 million in mortgage indebtedness, with the remaining $23.625 million to be paid $6.0 million in cash, and $17.625 million in limited partnership units ("OP Units") in AIMCO Properties, of which $8.625 million are common OP Units, and $9.0 million are preferred OP Units. The Property consists of two main buildings, one containing 76 units, and a second containing 275 units which was completed as of November, 1998. The Property also contains approximately 65,000 square feet of commercial space.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

         Historical Summary of Gross Income and Direct Operating Expenses of Calhoun Beach Club Apartments for the year ended December 31, 1997 and the nine months ended September 30, 1998 (unaudited), together with the Independent Auditors' Report (included as Exhibit 99.1 to this Report and incorporated herein by this reference).

         (b) Pro Forma Information

         The required pro forma financial information is included as Exhibit
99.2 to this Report and incorporated herein by this reference.

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(c) Exhibits

         The following exhibits are filed with this report:


Exhibit
Number   Description
-------- -----------
 99.1    Historical Summary of Gross Income and Direct Operating Expenses of
         Calhoun Beach Club Apartments for the year ended December 31, 1997, and the nine months ended September 30, 1998 (unaudited), together with the
         Independent Auditors' Report.

 99.2    Pro Forma Financial Information of Apartment Investment and Management
         Company.



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                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AIMCO Properties, L.P.

                                        By:  AIMCO-GP, Inc.
                                             its General Partner


Date:  December 21, 1998                By: /s/ Troy Butts
                                            ---------------------------------
                                            Troy Butts
                                            Senior Vice President,
                                            Chief Financial Officer



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                 EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Sequentially
Exhibit
Number   Description
-------  -----------
 99.1    Historical Summary of Gross Income and Direct Operating Expenses of
         Calhoun Beach Club Apartments for the year ended December 31, 1997, and the nine months ended September 30, 1998 (unaudited), together with the
         Independent Auditors' Report.

 99.2    Pro Forma Financial Information of Apartment Investment and Management
         Company.
